UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 16, 2008

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-02217 (Commission File Number)	58-0628465 (IRS Employer Identification No.)

One Coca-Cola Plaza Atlanta, Georgia (Address of principal executive offices)	30313 (Zip Code)

Registrant's telephone number, including area code: (404) 676-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 16, 2008, the Compensation Committee of the Board of Directors of The Coca-Cola Company (the “Company”) approved a form of stock option agreement to be used in connection with grants of awards made under The Coca-Cola Company 2008 Stock Option Plan (the “2008 Plan”).  As reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 22, 2008, the 2008 Plan became effective on April 16, 2008 when it was approved by the Company’s shareowners at the 2008 annual meeting.

A copy of the form of stock option agreement is attached to this report as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01                                Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 10.1	Form of Stock Option Agreement for grants under The Coca-Cola Company 2008 Stock Option Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY (REGISTRANT)
Date: July 16, 2008	By: /s/ Harry L. Anderson Harry L. Anderson Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Form of Stock Option Agreement for grants under The Coca-Cola Company 2008 Stock Option Plan.